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                                                                    Exhibit 23.1



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into the Company's previously filed Registration Statement on Form S-8 (File No. 333-74925).



/s/ ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin
June 27, 2000